                                              Finova Capital Corporation-Fourth
                                              Amendment to Consolidated Aircraft
                                              and Engine Loan and Security
                                              Agreement, Dated January 17, 1997


                              FOURTH AMENDMENT TO
                      CONSOLIDATED, AMENDED AND RESTATED
                AIRCRAFT AND ENGINE LOAN AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO CONSOLIDATED, AMENDED AND RESTATED AIRCRAFT AND ENGINE LOAN AND SECURITY AGREEMENT (this "Amendment") made and entered into this 16th day of January, 1997 by and between FINOVA CAPITAL CORPORATION (formerly GREYHOUND FINANCIAL CORPORATION) (the "Lender") , a corporation organized and existing under the laws of the State of Delaware, with its chief executive office and principal place of business at 1850 North Central Avenue, Phoenix, Arizona 85002 and TOWER AIR, INC. (the "Borrower"), a corporation organized and existing under the laws of the State of Delaware, with its chief executive office and principal place of business at Hangar No. 17, John F. Kennedy International Airport, Jamaica, New York 11430.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Borrower and the Lender have previously entered into the Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement dated as of March 25, 1996, as amended by the First Amendment to Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement dated as of May 8, 1996, the Second Amendment to Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement dated as of September 25, 1996 and the Third Amendment to Engine Loan and Security Agreement dated as of November 27, 1996 (collectively, the "Loan Agreement");

     WHEREAS, the Borrower requests that the Lender make an additional loan to the Borrower in the amount of $2,000,000.00;

     NOW THEREFORE, the undersigned hereto agree as follows:

     1.  DEFINITIONS.
         ------------

     Capitalized terms used herein unless otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

     2.  AMENDMENTS TO LOAN AGREEMENT.
         -----------------------------

         2.1 Section 1.1 of the Loan Agreement is amended by deleting the definition "Engine ["62962"] and inserting in place thereof the following:

             "Engine [66292]: collectively, one (1) Pratt & Whitney Model JT9D-7A engine bearing Manufacturer's Serial No. P662962N and one (1) Pratt Whitney Model JT9D-7A Engine bearing manufacturer's serial number P662864 together with any and all attachments, accessories, improvements and betterments thereto and replacements thereof and all general intangibles and contract rights, including, but not limited to, all rights, issues, proceeds, insurance proceeds, properties, revenues and other income in respect of such engines."

         2.2 Section 1.1 of the Loan Agreement is amended by deleting the definitions "November 1996 Note" and "November 1996 Loan" and inserting the following in place thereof:

             "November 1996 Note: that certain Promissory Note dated November 27, 1996 issued by the Borrower to the Lender in the principal amount of $2,000,000.00 as amended and restated by that certain Amended and Restated Promissory Note dated January 15, 1997 issued by the Borrower to the Lender in the principal amount of $4,000,000.00, as at any time amended, supplemented or restated."

             "November 1996 Loan: collectively USD2,000,000.00, which was advanced by the Lender to the Borrower on November 27, 1996 and US 2,000,000.00 which was advanced by the Lender to the Borrower on January 15, 1997, and any other amounts advanced by the Lender to the Borrower at any other time."

         2.3 Section 1.1 of the Loan agreement is amended by deleting the definition of "Second Funding Date" and inserting the following in place thereof:

             "Second Funding Date: the date or dates to be agreed upon by the Borrower and the Lender upon which the November 1996 Loan shall be advanced by the Lender to the Borrower."



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

          2.4 Clause (c) of Section 3.4 is deleted in its entirety and replaced by the following:

             "(c) The unpaid principal amount of that portion of the Loan equal to the November 1996 Loan together with any unpaid accrued interest thereon shall be repaid by the Borrower in full on December 16, 1997 and the unpaid principal amount of that portion of the Loan equal to the November 1996 Loan together with any unpaid accrued interest thereon and all other amounts owing hereunder shall be repaid by the Borrower in full on December 26, 2001."

          2.5 New subparagraph (f) and (g) are inserted at the end of Section
6.9 which reads as follows:

             "(f) Notwithstanding paragraph (e) of this Section 6.9, on the first day of each month the Borrower shall deliver to Lender each of the following:

                   (i) the Aircraft/Engine Status and Maintenance Summary Reports in the form of Exhibit "A" for each of the Aircraft and the Spare Engines;

                   (ii) a budget for such month along with a cash flow statement for the prior month; and

                   (iii) a status update for the Upgrade Engines, stating,
                   among other   things, the estimated time for the completion
                   of the modifications to each of  the Upgrade Engines."

             "(g) During each calendar quarter, the Lender shall be permitted to inspect the financial records of the Borrower and the logs and records of the Borrower relating to the Aircraft and Engines and to perform a physical inspection of the Aircraft and the Engines. All inspections conducted by the Lender shall be at the sole cost and expense of the Borrower."

          2.6 A new Exhibit "A" in the form of Exhibit "A' attached hereto is appended to the end of the Loan Agreement.


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

     3.   REPRESENTATIONS AND WARRANTIES
          ------------------------------

          The Borrower restates the representations and warranties set forth in
Section 7 of the Loan Agreement as if such representations and warranties were set forth in full herein, provided, however that every reference in such representations and warranties to the term "Documents" shall be deemed to include this Amendment and the November 1996 Promissory Note (collectively, the "Loan Document Amendments").

     4.   CONDITIONS PRECEDENT
          --------------------

          4.1 Notwithstanding anything contained in this Amendment or the other Loan Document Amendments to the contrary, the obligation of the Lender to advance that the additional $2,000,000.00 of the November 1996 Loan or any part thereof is expressly contingent on the fulfillment and/or satisfaction in the sole discretion of the Lender of the following conditions precedent and the receipt by the Lender (in form and substance satisfactory to the Lender) of such documents and instruments, if any, therein required or deemed necessary by the Lender to evidence the fulfillment and/or satisfaction of said conditions precedent:

                (a) The Borrower and the Lender have executed and delivered this Amendment or have caused the same to be done;

                (b) The Borrower has executed and delivered to the Lender the Amended and Restated Promissory Note dated January 15, 1997 in the principal amount of $4,000,000.00 (the "New Note");

                (c) The Lender has received a Certificate of Resolutions, certified by the corporate secretary of the Borrower and setting forth a true, complete and accurate copy of the resolutions approved by the Board of Directors, of the Borrower authorizing the entering into, execution and delivery of this Amendment and the New Note by the Borrower thereunder;

                (d) The Lender has received an Opinion of Counsel for the Borrower's counsel in form and substance acceptable to the Lender;

                (e) The Lender has received an Officer's Certificate setting forth the following: (i) the name of each of the duly elected and acting officers of the Borrower together with the title of each office each holds; (ii) the name and title of each officer of the Borrower who is authorized by the Board of Directors of the Borrower to enter into, execute and deliver the Documents on behalf of the Borrower and a specimen signature of each of said officers and (iii) a certified copy of a current Certificate of Good Standing of the Borrower certified by the Secretary of State of the State of Delaware;

                (f) The Lender has received a copy of the Borrower's articles of incorporation;

                (g) The Lender has received a copy of the by-laws, as amended, of the Borrower;

                (h) The Borrower shall have paid to the Lender the Loan Fee (defined below); and

                (i) Such other agreements, certificates instruments or legal opinions in writing as shall be deemed by the Lender or its counsel necessary or desirable in order to more fully and completely service, protect, perfect or preserve the Lender's Security Interests and other interests in and to the Aircraft, and otherwise under the Documents and the Mortgage.

     5.  ACKNOWLEDGMENTS AND CONFIRMATIONS
         ---------------------------------

         5.1 All references in the Loan Agreement and every other agreement, instrument and document executed and delivered by Borrower in connection therewith, to the "Loan Agreement" shall be deemed to refer to the Loan Agreement as amended hereby.

         5.2. The Loan Agreement and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.

     6.  MISCELLANEOUS
         -------------

         6.1 The Borrower will upon receipt of invoices by Lender or upon Lender's demand, pay to or reimburse Lender for all reasonable out-of-pocket expenses of Lender incurred in connection with the negotiation, execution and delivery of this Amendment and each of the other Loan Document Amendments contemplated hereby, including, without limitation, all reasonable legal fees and disbursements of Lender's counsel incurred in connection with all professional services rendered and disbursements incurred by said lawyers with respect thereto.

         6.2 The Borrower shall pay to Lender on or before January 15, 1997 a loan fee equal to $20,000.00 (the "Loan Fee").

         6.3 Except as specifically amended hereby, the Loan Agreement shall remain in full force and effect in accordance with its terms, and each of the Borrower and Lender hereby ratify and affirm all of the terms and conditions of the Loan Agreement as amended hereby.

         6.4 THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA.

         6.5 This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns. The rights and obligations of the Borrower under this amendment shall not be assigned or delegated without the prior written consent of Lender, and any purported assignment or delegation without such consent shall be void.

         6.6 Time is of the essence with respect to the terms and provisions of this Amendment.

         6.7 This Amendment may be executed in any number of counter parts, and each of such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Amendment.



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

     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement as of the day and year first above written.


                                                TOWER AIR, INC.


                                                By
                                                  ------------------------------
                                                Title
                                                Tax ID No.:  11-262-1046


                                                FINOVA CAPITAL CORPORATION


                                                By
                                                  ------------------------------
                                                Title




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

                             AMENDED AND RESTATED
                                PROMISSORY NOTE
                                ---------------

USD 4,000,000.00                                               January 15, 1997


     FOR VALUE RECEIVED, TOWER AIR, INC. (the "Maker"), a Delaware corporation, having its principal place of business and chief executive office at Hangar No. 8, John F. Kennedy International Airport, Jamaica, New York 11430, does hereby unconditionally promise to pay to FINOVA CAPITAL CORPORATION (the "Holder") or its order, at the Holder's principal place of business at 1850 North Central Avenue, Phoenix, Arizona 85002, or at such other place as the Holder may from time to time in writing direct, the principal sum of USD 4,000,000.00 (the "Loan"), in consecutive monthly installments consisting, in some cases, of interest only and, in other cases, of principal and interest (an "Installment"), on the days and in the amounts set forth on Schedule I attached hereto and made a part hereof; provided, however, that the last such Installment shall be in the
               --------  -------
amount necessary to pay all amounts due and owing to the Holder under the Loan Agreement. Each date on which an Installment is due is hereinafter referred to as a "Due Date." Interest shall accrue on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date hereof until such principal amounts are paid in full, at a fixed rate per annum of 10.27% computed from the date hereof. If any Due Date shall fall on a date which is not a Business Day, the amount due on such date shall be paid on the immediately succeeding Business Day.

     Capitalized terms used herein and not otherwise defined shall have the same meaning as is ascribed to such terms in that certain Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement dated March 25, 1996, as at any time amended (the "Loan Agreement"), between the Maker, as borrower therein, and the Holder, as lender therein.

     This Amended and Restated Promissory Note (the "Note"): (i) amends and restates the Promissory Note dated November 27, 1996 in the principal amount of $2,000,000.00 which was issued by the Maker to the Holder and (ii) is made pursuant and subject to the terms and conditions of the Loan Agreement, providing, among other things, for the acceleration of the maturity hereof upon the happening of certain stated events and for the prepayment of the Loan by the Maker. This Note is secured, among other things, by a lien and security interest granted to the Holder in the Aircraft and the Engines by the Loan Agreement and the Mortgage, to which reference is made for a description of the Aircraft and the Engines and the rights of the parties with respect thereto.

     If any amount or portion thereof payable hereunder is not paid when due, the Maker shall pay interest thereon at the Overdue Rate from the Due Date thereof to and including the earlier to occur of (i) the date(s) of payment in full of such overdue amount or portion thereof or (ii) the date the Unpaid Amount is declared due and payable.

     Interest calculations under this Note shall be made on a 360 day year based on the actual number of days elapsed.

     In the event (i) the Maker fails to pay any amount when due hereunder and such failure continues for five (5) days after receipt by the Maker of written notice thereof, or (ii) an Event of Default occurs under the Loan Agreement or the other Documents, then, upon such occurrence, the Holder may, at the Holder's option, declare this Note immediately due and payable; whereupon, this Note shall be due and payable and the Maker shall immediately pay to the Holder the Unpaid Amount plus all costs and expenses, including, but not limited to, reasonable attorneys' fees, suffered or incurred in connection with the enforcement of this Note.

     Amounts due hereunder shall be paid (i) without set-off, counterclaim, recoupment, abatement, demand, deduction, defense or any other circumstance of whatsoever kind and (ii) free and clear of and without deduction for any present or future taxes, restrictions or conditions of whatsoever kind.

     Notwithstanding any provisions to the contrary herein contained, the Holder shall not collect a rate of interest on any obligation owing by Maker to the Holder in excess of the maximum rate of interest permitted by applicable law. Maker understands and believes that the obligations evidenced by this Note comply with all applicable usury laws; however, if any interest or other charges in connection with the obligations evidenced by this Note are ever determined to exceed the maximum amount permitted by law, then Maker agrees that (a) the amount of interest or charges payable pursuant to this Note shall be reduced to the maximum amount permitted by law and (b) any excess amounts previously collected from Maker in connection with this Note that exceeded the maximum amount permitted by law shall be credited against the principal balance of this Note then outstanding. If the outstanding principal balance hereunder has been paid in full, the excess amount shall be refunded to the Maker.

     The contracted for rate of interest with respect to the obligations evidenced by this Note shall include, without limitation, the following:

     (i) The interest rate calculated and applied to the principal balance of this Note in accordance with the provisions hereof;

     (ii) Post-maturity interest, calculated and applied to the principal balance of this Note in accordance with the provisions hereof; and

     (iii) All fees, charges, goods, things in action or any sum or things of value ("Additional Sums") paid or payable by Maker in accordance with the provisions of the Loan Agreement or this Note, howsoever described. If any such Additional Sums may, under applicable law, be deemed to be interest with respect to the lending transaction which is the subject of this Note and the Loan Agreement, then, for the purpose of any applicable law that may limit the amount of interest to be charged with respect to the lending transaction which is the subject of this Note and Loan Agreement, such Additional Sums shall be payable by Maker as, and shall be deemed to be, Additional Interest, and, for such purposes only, the agreed upon and "contracted for rate of interest" of this transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

     The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the Holder of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     This Note shall be governed by and construed in accordance with the laws of the State of Arizona.

     The Maker waives the benefit of any statute of limitations affecting its liability hereunder.

     The Maker hereby irrevocably submits to the jurisdiction of the Superior Court of Maricopa County, State of Arizona, or any successor to said Court, and to the jurisdiction of the United States District Court for the District of Arizona, or any successor to said Court, for purposes of any suit, action or proceeding which relates to this Note. The Maker hereby waives and agrees, to the extent permitted by applicable law, not to assert, by way of motion as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the Arizona Courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Note or any transaction provided for or contemplated herein may not be enforced in or by the Arizona Courts. The Maker hereby agrees not to seek, and hereby waives, any collateral review by any other court which may be called upon to enforce judgment of any Arizona Courts of the merits of any such suit, action or proceeding or the jurisdiction of said Arizona Courts. Nothing herein shall limit the Holder's right to bring any suit, action or other proceeding against the Maker in any other appropriate jurisdiction or forum or to serve process on the Maker by any means authorized by applicable law.

     The Maker hereby waives, to the fullest extent possible under applicable law, the right to trial by jury in any action, suit or proceeding brought by the Holder to enforce its rights hereunder.

     Time is of the essence with respect to the terms and provisions of this Note.

                                       TOWER AIR, INC.



                                       By:     /s/ R.K. Punwani
                                          ---------------------------
                                       Title:  VP - Finance
                                       Tax ID No.:  11-262-1046

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